Exhibit 99.2

Main Street Banks, Inc. NASDAQ: MSBK 1

Cautionary Statement

SPECIAL CAUTIONARY NOTICE

REGARDING FORWARD-LOOKING STATEMENTS

Certain of the statements made herein, including information incorporated herein by reference to other documents, are “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation:

•future local and national economic or business and real estate market conditions; •governmental monetary and fiscal policies, as well as legislative and regulatory changes, including banking, securities and tax laws and regulations; •the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; •credit risks of borrowers; •the effects of competition from a wide variety of local, regional, national, and other providers of financial, investment, and insurance services; •the failure of assumptions underlying the establishment of allowances for possible loan losses and other estimates; •the risks of mergers and acquisitions, including, without limitation, the related costs, including integrating operations and personnel as part of these transactions and the failure to achieve expected gains, revenue growth and/or expense savings from such transactions; •changes in accounting rules, policies and practices; •changes in technology and/or products – especially those that result in increased costs to us or less benefits to us than we had expected; •the effects of war or other conflict, acts of terrorism or other catastrophic events; and •other factors and risks described in any of our reports that we make with the Securities and Exchange Commission (the “Commission”) under the Exchange Act. All written or oral forward-looking statements that are made by or are attributable to us are expressly qualified in their entirety by this cautionary notice. Our forward-looking statements apply only as of the date of this presentation. We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date of this report, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

This presentation does not constitute an offer to sell, and is not a solicitation of an offer to buy securities, nor shall there be any offer or sale of securities in any state or jurisdiction in which such offer or sale would be unlawful.

Main Street Banks, Inc.

NASDAQ: MSBK

Offering Summary

Shares offered : 1,500,000 shares

Over-allotment option: 15% / 225,000 shares

Post-offering shares outstanding: 21,546,398 shares

Current price per share: $31.00 (11/23/04)

Underwriters: Raymond James (lead) SunTrust Robinson Humphrey

Expected pricing: Week of December 6, 2004

Main Street Banks, Inc.

NASDAQ: MSBK

Use of Proceeds

Increase capital at our bank, to pursue growth opportunities and for general corporate purposes

Solidify our position as Atlanta’s market leader in community banking

Continue strong internal growth of loans and deposits

Target 80% internal growth and 20% via acquisition

Disciplined, limited, rational acquisition strategy

Main Street Banks, Inc.

NASDAQ: MSBK

The Momentum of a Market Leader

Who We Are

Where We’re Going

How We’ll Get There

Main Street Banks, Inc.

NASDAQ: MSBK

Company Overview

NASDAQ: MSBK

Share Price: $31.00*

52 Week Range: $24.90 to $31.24

Diluted Shares Outstanding: 20.0 Million

Market Capitalization: $621.0 Million

Average Daily Volume: 39,000**

Trailing 12-Month P/E: 20.13

Total Assets: $2.3 Billion

* As of November 23, 2004

** Last 90 days

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are

MSBK Snapshot

Summary Results

Operating Performance

In the Market

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – MSBK Snapshot

Who We Are

Largest and highest performing community bank in metro Atlanta

Atlanta MSA: 3X the US average population growth rate

Unique position: High operating performance in a strong growth market…filling a customer and market-demand void

22 banking centers in 17 high-growth communities

Assets of $2.3 billion

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – MSBK Snapshot

Main Street Banks

High operating performance: 86th percentile ROAA, 70th percentile ROAE and 70th percentile 5-year EPS growth*

Valuation opportunity relative to peers

Double digit internal growth annually combined with disciplined acquisition strategy

*All US public banking companies; $1-3 billion in assets as of December 31, 2003

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – Summary Results

QTD and YTD Highlights*

3Q04 YTD04 Operating Earnings: $8.4 Million $24.3 Million ROA/ROTA: 1.52%/1.61% 1.55%/1.66% ROE/ROTE: 15.2%/29.2% 15.1%/29.0% Net Interest Margin: 4.32% 4.43% Operating Efficiency: 53.6% 54.3% NPAs to Loans: 0.35% 0. 35% Cash EPS: $0.42 $1.22 Consensus EPS: $0.41 $1.19

*See Appendix 1 for GAAP Reconciliation.

Main Street Banks, Inc. NASDAQ: MSBK 10

Who We Are – Summary Results

High Internal Growth

Five Year CAGR 1999-2003*

Balance Sheet Items Income Statement Items Assets 15.0% Net interest income 14.1% Loans 14.3% Non-interest income 21.1% Deposits 10.3% Net revenue 15.6% Transaction deposits 12.5% Non-interest expense 12.8% Equity 21.8% Net income 20.1% Book value per share 16.8% Diluted EPS 16.1% Dividends per share 26.2%

*Excludes merger-related items. See Appendix 2 for GAAP Reconciliation.

Main Street Banks, Inc. NASDAQ: MSBK 11

Who We Are – Operating Performance

Return on Average Assets*

2.00%

1.67% 1.70%

1.55% 1.57% 1.47% 1.44%

1.50% 1.37%

1.19% 1.18% 1.17%

1.15% 1.17% 1.07% 1.01%

1.00%

0.50%

1997 1998 1999 2000 2001 2002 2003

MSBK Public Institutions $1—$3 Billion

* Excludes merger-related items. See Appendix 3 for GAAP Reconciliation.

Main Street Banks, Inc. NASDAQ: MSBK 12

Who We Are – Operating Performance

Return on Average Equity*

20.00%

18.20% 18.20% 17.70%

18.00%

15.70% 15.80%

16.00% 15.10%

14.70%

14.10% 13.54%

13.60% 13.71%

14.00% 13.20%

13.00% 12.90%

12.00%

10.00%

1997 1998 1999 2000 2001 2002 2003

MSBK Public Institutions $1 - $3 Billion

* Excludes merger-related items. See Appendix 3 for GAAP Reconciliation.

Main Street Banks, Inc. NASDAQ: MSBK 13

Who We Are – Operating Performance

Fee Income as a Percentage of Net Revenue

30.00%

26.0%

23.5% 24.9% 25.4%

24.3%

25.00%

22.3% 22.2% 21.1% 20.2% 19.9% 20.4%

20.00% 18.1%

15.00%

1998 1999 2000 2001 2002 2003

MSBK Public Institutions $1—$3 Billion

1998 1999 2000 2001 2002 2003 Deposit Service Charges $4,164,000 $4,672,000 $5,104,178 $5,993,263 $7,018,598 $7,760,184 Insurance Commissions 1,527,000 1,764,000 2,301,917 2,677,347 3,929,643 4,856,986 Mortgage Origination Fees 1,425,000 1,346,000 1,130,131 2,130,011 2,576,023 3,341,846 SBA Loan Fees 0 0 265,724 718,745 910,172 1,724,914 All Other 2,220,000 2,666,229 1,873,755 2,592,191 4,643,199 6,659,861

Total Fee Income $9,336,000 $10,448,229 $10,675,705 $14,111,557 $19,077,635 $24,343,791

Main Street Banks, Inc. NASDAQ: MSBK 14

Who We Are – Operating Performance

Net Interest Margin

5.50%

4.7%

5.56%

4.6%

5.46%

4.4%

5.28%

4.2%

5.07%

4.1%

5.01%

4.2%

4.73%

4.0%

3.00%

3.50%

4.00%

4.50%

5.00%

5.50%

6.00%

1997

1998

1999

2000

2001

2002

2003

MSBK

Public Institutions $1—$3 Billion

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – Operating Performance

Efficiency Ratio

70.00%

65.00% 63.6%

62.3% 61.8% 61.5% 61.5% 61.0%

60.4%

59.4% 59.5% 58.8% 59.8%

60.00%

57.8%

55.3%

55.00% 54.3%

50.00%

1997 1998 1999 2000 2001 2002 2003

MSBK Public Institutions $1 - $3 Billion

Main Street Banks, Inc. NASDAQ: MSBK 16

Non-Performing Assets/Loans

Who We Are – Operating Performance

0.53%

1.47%

0.30%

0.86%

0.41%

0.71%

0.44%

0.74%

0.34%

0.88%

0.42%

0.80%

0.93%

0.89%

0.00%

0.50%

1.00%

1.50%

2.00%

1997

1998

1999

2000

2001

2002

2003

MSBK

Public Institutions $1—$3 Billion

Main Street Banks, Inc.

NASDAQ: MSBK

Non-Performing Assets/Loans

Who We Are – Operating Performance

0.42%

0.52%

0.52%

0.86%

0.93%

0.47%

0.56%

0.35%

0.0%

0.5%

1.0%

1.5%

2.0%

4Q02

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – Operating Performance

Asset Quality

Annualized net charge-offs of 12 bp in third quarter

NPAs to Assets 26 bp at quarter end

Delinquency trends are stable to improving

98% of portfolio is collateralized and principal guaranteed

No shared national credits

Largest credit is less than 1% of portfolio

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – Operating Performance

Allowance for Loan Losses/Loans

1.58%

1.36%

1.57%

1.43%

1.46%

1.39%

1.48%

1.40%

1.48%

1.45%

1.48%

1.50%

1.47%

1.46%

1.25%

1.35%

1.45%

1.55%

1.65%

1.75%

1997

1998

1999

2000

2001

2002

2003

MSBK

Public Institutions $1—$3 Billion

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – Operating Performance

Loan Mix

1999 2000 2001 2002 2003

Consumer 10.1% 8.6% 5.2% 4.4% 2.9%

Residential Mortgage * 22.4% 22.1% 18.3% 21.6% 18.6%

Construction 19.0% 20.4% 22.2% 24.1% 21.0%

Commercial 11.3% 13.2% 11.5% 12.4% 8.2%

Comm’l Real Estate** 37.2% 35.7% 42.8% 37.5% 49.3%

* ARMs and short balloons; all fixed rate conventional mortgages are sold

** 61% owner occupied

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – Operating Performance

Deposit Mix

1999 2000 2001 2002 2003

Demand & Money Market 42.2% 38.5% 45.4% 44.0% 49.5%

Savings Deposits 5.7% 5.0% 5.5% 4.3% 2.7%

Total Transaction Deposits 47.9% 43.5% 50.9% 48.3% 52.2%

Time Deposits<$100,000 38.9% 38.7% 32.3% 33.8% 30.5%

Time Deposits>$100,000 13.2% 17.8% 16.8% 17.9% 17.3%

Total Time Deposits 52.1% 56.5% 49.1% 51.7% 47.8%

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – Operating Performance

Interest Rate Sensitivity

*As of September 30, 2004

Change in Interest Rates

Increase / (Decrease) in FMV of Balance Sheet

Increase / (Decrease) in Net Interest Income

+ 100 basis points 4.49% 4.71%

- 100 basis points -5.29% -2.38%

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – In the Market

Consensus EPS Estimates

Quarter End Consensus EPS High Low # of Estimates

Dec-2004 $0.39 $0.43 $0.36 7

Year End Consensus EPS High Low

# of Estimates Dec-04 $1.56

$1.63 $1.52 6 Dec-05 $1.83

1.88 1.80 7

*As of November 24, 2004

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – In the Market

Covering Analysts

FTN Midwest Research

Keefe, Bruyette and Woods

Raymond James

SunTrust Robinson Humphrey

FIG Partners

Stanford Group

Sidoti and Company LLC

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – In the Market

Stock Performance

* Comparison of Cumulative Total Return Among MSBK, the NASDAQ Stock Market (US) and NASDAQ Bank Stocks

Total Return Performance

Period Ending

Index 12/31/98 12/31/03 5 Yr CAGR

Main Street Banks, Inc. 100.00 269.50 21.9%

NASDAQ—Total US* 100.00 92.90 -1.5%

NASDAQ Bank Index* 100.00 156.62 9.4%

50%

100%

150%

200%

250%

300%

1998

1999

2000

2001

2002

2003

Index Value

Main Street Banks, Inc.

NASDAQ—Total US*

NASDAQ—Bank Index*

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – In the Market

Consistent EPS Growth* and Cash Dividends Paid

* Excludes merger-related items

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

1997

1998

1999

2000

2001

2002

2003

EPS Growth

Cash Dividends Paid

Main Street Banks, Inc.

NASDAQ: MSBK

Who We Are – In the Market

Historical Stock Price

3/97

3/98

3/99

3/00

3/01

3/02

3/03

11/04

$0.00

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

Main Street Banks, Inc.

NASDAQ: MSBK

Where We’re Going

Performance Objectives

Courses of Action

Market Dynamics

Main Street Banks, Inc.

NASDAQ: MSBK

Where We’re Going – Performance

Performance Objectives

Cash ROTA of 1.60% and cash ROTE of 18.0%

Annual cash EPS growth of 12% to 15%

Dividend payout of 30% to 35%

Fee income ratio of 30% by end of 2005

Maintain superior asset quality

Top quartile peer performance

Main Street Banks, Inc.

NASDAQ: MSBK

Where We’re Going – Courses of Action

Courses of Action

Solidify our position as Atlanta’s market leader in community banking

Continue strong internal growth of loans and deposits

Target 80% internal growth and 20% via acquisition

Disciplined, limited, rational acquisition strategy

Main Street Banks, Inc.

NASDAQ: MSBK

Where We’re Going – Dynamic Market

High-Growth Atlanta Market

Fastest projected growth rate of top 10 MSAs for 2000-2005

Three Main Street counties in top 10 fastest growing U.S. counties in 2002 (U.S. Census Bureau)

Ranked first in employment growth from 1990-2000, creating 636,000 new jobs

Ranked 4th in Forbes magazine top ten cities for business (June 2003)

Ranked in top 10 U.S. cities for business expansion by Expansion Management magazine (January 2003)

Employment growth change of 45,000 jobs or 2.1% since 2002

Ranked 3rd in 2002 Milken Institute Best Performing Cities index for large cities (June 2003)

Main Street Banks, Inc.

NASDAQ: MSBK

Where We’re Going – Dynamic Market

Population and Employment Growth Directions

Two—Decade Employment Growth

Two – Decade Population Growth

Core

Source: Atlanta Regional Commission

Main Street Banks, Inc.

NASDAQ: MSBK

Where We're Going – Dynamic Market

Banking Office Locations


Cumming
400
985
85
75
575
Alpharetta
Roswell
Kennesaw
Marietta
Buckhead
Dunwoody
Johns Creek
Lawrenceville
Winder
Athens
(2 offices)
Galleria
Midtown
Tucker
Snellville
Loganville
Monroe
20
285
Conyers
(3 offices)
Covington
(3 offices)
20
85
75
Atlanta
Main Street Bank Offices
Future Openings

Main Street Banks, Inc. NASDAQ: MSBK 34

How We’ll Get There

The Right Strategies

The Right Team

The Right Market

The Right Initiatives

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Strategies

Strategic Roadmap

Safeguard and maximize client retention in core markets

Annual facility expansion in Atlanta’s northern arc

Continue hiring relationship managers looking for an exciting and rewarding atmosphere

Develop presence inside Atlanta perimeter

Execute on 30% fee income plan

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Strategies

High Performance Culture

Superior shareholder returns

Significant sales incentives

Informal, candid, fun environment

Balance between urgency and deliberation

Continuous improvement

Refugee bankers (and customers)

Decentralized, entrepreneurial model with strong credit and audit controls

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Strategies

Performance Drivers

29.1% insider ownership (management and board)

Significant incentives at all levels, all units

100% incentive opportunity for all relationship managers

Goals and measurements for each individual, branch, unit and business line

Sales culture and values structure

Broad-based stock compensation plan

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Team

Strong Management Team

Executive Position Years in Banking

Edward C. Milligan Chairman & CEO 37

Samuel B. Hay III President & COO 18

Max S. Crowe EVP & CBO 30

Robert D. McDermott EVP & CFO 25

John T. Monroe EVP & CCO 18

23 Years – average tenure of production staff

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Team

How We Pay Senior Management

Base salaries near peer group medians

Annual cash and stock incentives are performance-based

2004 incentive structure:

EPS and ROA growth

Loan growth

Checking account growth

Net charge-offs and non-performing assets

Service quality

Safety and soundness

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Team

How We Pay Our Relationship Managers

Meritocracy: pay for performance

Base salaries and cash incentives based on performance

Annual cash incentives of up to 100% of base

Incentives based on loans, transaction deposits, fee income referrals and portfolio quality

Weekly and monthly calling and production goals set by job grade

Excessive loan losses can eliminate all cash incentives

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Market

Small Business Niche

Focus on small business banking

61% of loans are to small businesses and professionals

10 largest relationships are with small businesses with an average tenure of 23 years

Serve as the surrogate CFO

SBA preferred lender

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Market

Atlanta Banking Deposits

* As of June 30, 2004; Wachovia data includes acquisition of SouthTrust

Market Position Institution Headquarters Deposits (000’s) *%

1 Wachovia Charlotte 21,393,916 27.48

2 SunTrust Atlanta 15,395,201 19.87

3 Bank of America Charlotte 12,166,897 15.70

4 Synovus Columbus 3,386,867 4.37

5 Regions Birmingham 2,643,059 3.41

6 NetBank Atlanta 2,449,130 3.16

7 BB&T Winston-Salem 2,192,751 2.83

8 Main Street Atlanta 1,415,365 1.83

9 Fidelity Southern Atlanta 998,393 1.29

10 Monogram Alpharetta 683,029 0.88

Main Street Banks, Inc.

NASDAQ: MSBK

How We’ll Get There – The Right Initiatives

Fee Income: Thirty Percent by 2005

Deposit service charges to keep pace with transaction account growth

Grow insurance revenues 20%+ internally per year

Acquiring insurance agencies within banking footprint

Grow brokerage assets under account from $75 million to $500 million (50 basis points revenue)

Mortgage strategy complementary to construction lending

Enhancing cash management services for small business customers

Internal consulting projects focusing on banking fee income

Payroll service launched in November 2003

Main Street Banks, Inc.

NASDAQ: MSBK

M&A Activity

Converted systems of Banks, Moneyhan, Hayes Insurance in 2Q

Not actively pursuing deals at present

Continuing to build on internal growth success

Interested in further insurance deals within footprint

Main Street Banks, Inc.

NASDAQ: MSBK

What Others Are Saying About Main Street Banks

Featured by Bloomberg TV as “Little Giant”

13th Top performing Georgia company, Atlanta Journal-Constitution, 2003

3rd largest SBA lender in Georgia in 2003 per Atlanta Business Chronicle

Included in the Russell 2000 Index in 2001

Ranked 2nd among all publicly traded companies in Georgia for 5-year dividend growth at 25.6% per Atlanta Journal-Constitution

Listed as 54th fastest growing small business by Fortune Small Business magazine

“Eight Great Blue-Chips You’ve Never Heard Of” by MSN

Main Street Banks, Inc.

NASDAQ: MSBK

Why Invest in Main Street?

Top quartile performance combined with double digit earnings growth

Franchise covers some of the most vibrant, fastest-growing segments of dynamic metro Atlanta market

Filling a competitive void serving small businesses and professionals

Significant internal growth with entrepreneurial, service-oriented culture and recruiting success

Experienced management team

Limited, disciplined acquisition strategy

Valuation opportunity relative to national peers

Main Street Banks, Inc.

NASDAQ: MSBK

Valuation Opportunity to National Peers

Rank Name Symbol Total Assets Billions Price Consensus Earnings** 2004 P/E PEG Ratio Performance Rank *

1 East West Bancorp EWBC $5.6 $40.83 $1.47 27.78 1.401 5

2 UCBH Holdings UCBH $6.1 $45.53 $1.77 25.72 1.223 6

3 Sterling SBIB $3.2 $14.40 $0.57 25.26 1.729 10

4 Wintrust Financial WTFC $5.8 $58.10 $2.34 24.83 1.215 9

5 SouthWest Bank SWBT $6.6 $23.76 $1.02 23.29 1.308 7

6 Capital City Group CCBG $2.0 $40.97 $1.88 21.79 2.363 1

7 Cathay CATY $5.9 $38.40 $1.78 21.57 1.431 3

8 Main Street MSBK $2.3 $31.00 $1.60 19.38 1.314 2

9 Alabama National ALAB $5.1 $62.00 $3.37 18.40 1.577 8

10 First Financial FFIN $2.2 $43.20 $2.50 17.28 1.915 4

Peer Average $4.7 $40.80 $1.86 22.88 1.574

Top Third $5.0 $33.59 $1.27 26.25 1.451

Main Street Bank @ Peer Average Forward P/E $36.61

Main Street Bank @ Peer Top Third Forward P/E $42.01

* Based on third quarter 2004 ROTA and ROTE

** As of November 23, 2004 for 2004

Main Street Banks, Inc.

NASDAQ: MSBK

Appendix 1

September 30, 2004

Three months Nine months

AS REPORTED:

Net income 8,264 23,252 Weighted average shares - Basic 19,428,145 19,353,729 Weighted average shares—Diluted 20,015,560 19,972,391 Earnings per share - Basic 0.43 1.20 Earnings per share - Diluted 0.41 1.16

OPERATING BASIS:

Net income as reported 8,264 23,252 Amortization of intangible assets, net 88 277 Job reductions 232 Contract buyout, net 172 Systems write-off, net 342

Operating Earnings 8,352 24,275 Weighted average shares - Basic 19,428,145 19,353,729 Weighted average shares - Diluted 20,015,560 19,972,391 Cash earnings per share - Basic 0.43 1.25

Main Street Banks, Inc. NASDAQ: MSBK 49

Appendix 2

	1998	1999	2000	2001	2002	2003	CAGR
Assets	764,513	907,138	1,070,575	1,110,168	1,381,990	1,971,765	20.9%
Loans	546,342	668,447	735,963	811,446	982,486	1,443,326	21.4%
Deposits	662,055	754,254	885,910	908,181	1,128,928	1,458,403	17.1%
Transaction deposits	331,028	377,127	442,955	454,091	573,063	597,300	12.5%
Equity	74,798	80,054	93,774	105,121	131,657	200,543	21.8%
Book value per share	4.85	5.18	6.04	6.70	8.11	10.57	16.8%
Net interest income	36,969	42,038	48,236	49,530	54,298	71,369	14.1%
Non-interest income	9,336	10,448	10,676	14,112	19,078	24,344	21.1%
Net revenue	46,305	52,486	58,912	63,642	73,376	95,713	15.6%
Non-interest expense	28,950	32,262	35,041	39,342	39,873	52,943	12.8%
Net income	10,673	12,093	13,925	14,347	20,471	26,699	20.1%
Common shares outstanding-diluted	15,658	15,784	15,804	16,111	16,186	18,556	3.5%
Common shares oustanding	15,411	15,445	15,534	15,699	16,242	18,981	4.3%
Diluted EPS	0.68	0.77	0.88	0.89	1.26	1.44	16.1%
Dividends per share	0.15	0.16	0.24	0.36	0.42	0.48	26.2%
Acquisitions:							
Assets - First Colony						325,603	
Loans - First Colony						283,661	
Deposits - First Colony						282,195	
Assets - Johns Creek						110,506	
Loans - Johns Creek						92,710	
Deposits - Johns Creek						96,007	
Assets	764,513	907,138	1,070,575	1,110,168	1,381,990	1,535,656	15.0%
Loans	546,342	668,447	735,963	811,446	982,486	1,066,955	14.3%
Deposits	662,055	754,254	885,910	908,181	1,128,928	1,080,201	10.3%
Transaction deposits	331,028	377,127	442,955	454,091	573,063	597,300	12.5%
Equity	74,798	80,054	93,774	105,121	131,657	200,543	21.8%
Book value per share	4.85	5.18	6.04	6.70	8.11	10.57	16.8%
Net interest income	36,969	42,038	48,236	49,530	54,298	71,369	14.1%
Non-interest income	9,336	10,448	10,676	14,112	19,078	24,344	21.1%
Net revenue	46,305	52,486	58,912	63,642	73,376	95,713	15.6%
Non-interest expense	28,950	32,262	35,041	39,342	39,873	52,943	12.8%
Net income	10,673	12,093	13,925	14,347	20,471	26,699	20.1%
Common shares outstanding-diluted	15,658	15,784	15,804	16,111	16,186	18,556	
Common shares oustanding	15,411	15,445	15,534	15,699	16,242	18,981	
Diluted EPS	0.68	0.77	0.88	0.89	1.26	1.44	16.1%
Dividends per share	0.15	0.16	0.24	0.36	0.42	0.48	26.2%

Main Street Banks, Inc. NASDAQ: MSBK 50

Appendix 3

December 31,

1997 1998 1999 2000 2001 2002 2003 AS REPORTED:

Average assets 667,401 727,762 840,028 980,641 1,063,215 1,194,583 1,704,212 Average equity 62,073 70,484 76,875 83,578 99,951 111,579 168,496 Net income 9,144 10,673 12,093 13,925 14,347 20,471 26,699 Return on average assets 1.37% 1.47% 1.44% 1.42% 1.35% 1.71% 1.57% Return on average equity 14.73% 15.14% 15.73% 16.66% 14.35% 18.35% 15.85%

EXCLUDING MERGER RELATED ITEMS:

Average assets 667,401 727,762 840,028 980,641 1,063,215 1,194,583 1,704,212 Average equity 62,073 70,484 76,875 83,578 99,951 111,579 168,496

MERGER RELATED ITEMS

Restructuring investment portfolio 0 0 0 1,311 0 0 0 Federal Home Loan Bank advances 0 0 0 0 534 0 0 Sale of property 0 0 (21) 0 2,836 (130) 0 Total merger related items 0 0 (21) 1,311 3,370 (130) 0 Net income 9,144 10,673 12,072 15,236 17,717 20,341 26,699 Return on average assets 1.37% 1.47% 1.44% 1.55% 1.67% 1.70% 1.57% Return on average equity 14.7% 15.1% 15.7% 18.2% 17.7% 18.2% 15.8%

Main Street Banks, Inc. NASDAQ: MSBK 51

Main Street Banks, Inc. NASDAQ: MSBK 52